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                                                                    EXHIBIT 4.1


       INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA        SHARES

                               [BIG LAKE LOGO]                _______________


BIG LAKE FINANCIAL CORPORATION

                           AUTHORIZED CAPITAL STOCK
         1,000,000 SHARES OF COMMON STOCK OF $.01 PAR VALUE PER SHARE
        500,000 SHARES OF PREFERRED STOCK OF $1.00 PAR VALUE PER SHARE


    This Certifies That ____________________________________________________ is
the owner of _________________________________________________ shares of the
Commons Capital Stock of
                        BIG LAKE FINANCIAL CORPORATION

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed.

The respective rights, preferences, privileges, voting rights, powers, restrictions, limitations, and qualifications of each class of stock issued by the Corporation, are set forth in the Articles of Incorporation of the Corporation and the amendments thereto, which are on file at the main office of the Corporation and are hereby expressly incorporated herein by reference.

    IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers and its seal to be hereunto affixed, this ____________________________________________________________________
day of _________________________________ A.D., 19________________________


-----------------------------------------     ---------------------------------
                            Secretary                             President

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                    NOTICE. THE SIGNATURE OF THE ASSIGNMENT
                   MUST CORRESPOND WITH THE NAME AS WRITTEN
                  UPON THE FACE OF THE CERTIFICATE IN EVERY
                      PARTICULAR, WITHOUT ALTERATION OR
                      ENLARGEMENT OR ANY CHANGE WHATEVER.


FOR VALUE RECEIVED,___________________hereby sell, assign and transfer unto Please insert social security or other identification number of assignee
[                               ]

__________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________19_____________

In presence of                       ____________________________

________________________________     ____________________________